Exhibit 21

List of Subsidiaries of Equity Residential and ERP Operating Limited Partnership

	Entity	Formation State
1	1145 Acquisition, L.L.C.	Delaware
2	200 Quannapowitt Owner, LLC	Delaware
3	303 Third SPE LLC	Delaware
4	303 Third Street Developer LLC	Delaware
5	303 Third Street Primary Condominium Association	Massachusetts
6	303 Third Street Venture I LLC	Delaware
7	303 Third Venture I SPE LLC	Delaware
8	340 Fremont Owners Association	California
9	777 Sixth Avenue Owner LLC	Delaware
10	9CO Block 7, Lot 1 Condominium Association, Inc.	Colorado
11	9th & W Holdings LLC	Delaware
12	9th & W Owner LLC	Delaware
13	Alameda Block 9 LP	Delaware
14	Alban Towers LLC	District of Columbia
15	Archstone	Maryland
16	Archstone 101 West End Avenue GP LLC	Delaware
17	Archstone 101 West End Avenue LP	Delaware
18	Archstone 180 Montague GP LLC	Delaware
19	Archstone 180 Montague LP	Delaware
20	Archstone 5 Holdings LP	Delaware
21	Archstone 5 LLC	Delaware
22	Archstone 6 Holdings LP	Delaware
23	Archstone 6 LLC	Delaware
24	Archstone Alban Towers LLC	Delaware
25	Archstone Arlington Courthouse Plaza LLC	Delaware
26	Archstone Avenir GP LLC	Delaware
27	Archstone Avenir LP	Delaware
28	Archstone Camargue LLC	Delaware
29	Archstone Camargue Mezz LLC	Delaware
30	Archstone CCP LLC	Delaware
31	Archstone Communities LLC	Delaware
32	Archstone Cronin's Landing LLC	Delaware
33	Archstone Crystal Place LLC	Delaware
34	Archstone DC 3 Holdings LLC	Delaware
35	Archstone DC 5 Holdings LLC	Delaware
36	Archstone DC 6 Holdings LLC	Delaware
37	Archstone DC 7 Holdings LLC	Delaware
38	Archstone DC Holdings LLC	Delaware
39	Archstone DC Investments 3-I LP	Delaware
40	Archstone DC Investments 3-II LP	Delaware
41	Archstone DC Investments 5-I LP	Delaware
42	Archstone DC Investments 5-II LP	Delaware
43	Archstone DC Investments 6-I LP	Delaware
44	Archstone DC Investments 6-II LP	Delaware
45	Archstone DC Investments 7 LLC	Delaware
46	Archstone DC Property Holdings LP	Delaware
47	Archstone Del Mar Heights GP LLC	Delaware
48	Archstone Del Mar Heights LP	Delaware
49	Archstone East 39th Street GP LLC	Delaware
50	Archstone East 39th Street Land LLC	Delaware
51	Archstone East 39th Street LP	Delaware

52	Archstone Gallery at Rosslyn LLC	Delaware
53	Archstone Investments 7-I LP	Delaware
54	Archstone Investments 7-II LP	Delaware
55	Archstone Master Holdings GP LLC	Delaware
56	Archstone Master Holdings LLC	Delaware
57	Archstone Master Property Holdings GP, LLC	Delaware
58	Archstone Master Property Holdings LLC	Delaware
59	Archstone Multifamily Series I Trust	Maryland
60	Archstone Multifamily Series II LLC	Delaware
61	Archstone Multifamily Series III LLC	Delaware
62	Archstone Multifamily Series IV LLC	Delaware
63	Archstone Near Northeast LLC	Delaware
64	Archstone Oakwood Boston LLC	Delaware
65	Archstone Parallel Residual JV 2, LLC	Delaware
66	Archstone Parallel Residual JV, LLC	Delaware
67	Archstone Property Holdings GP LLC	Delaware
68	Archstone Property Holdings LLC	Delaware
69	Archstone Redmond Court LLC	Delaware
70	Archstone Residual JV, LLC	Delaware
71	Archstone Rincon Hill GP LLC	Delaware
72	Archstone Rincon Hill LP	Delaware
73	Archstone San Mateo Holdings LP	Delaware
74	Archstone Smith Corporate Holdings LLC	Delaware
75	Archstone South Market GP LLC	Delaware
76	Archstone South Market LP	Delaware
77	Archstone South Market Mezz GP LLC	Delaware
78	Archstone South Market Mezz LP	Delaware
79	Archstone Texas Land Holdings LLC	Delaware
80	Archstone Trademark JV, LLC	Delaware
81	Archstone Westchester at Old Town GP LLC	Delaware
82	Archstone Westchester at Old Town LP	Delaware
83	Arrington Place Condominium Association	Washington
84	Artery Northampton Limited Partnership	Maryland
85	ASN Bellevue LLC	Delaware
86	ASN Dupont Circle LLC	Delaware
87	ASN Fairchase LLC	Delaware
88	ASN Fairchase Mezz LLC	Delaware
89	ASN Foundry LLC	Delaware
90	ASN Kendall Square LLC	Delaware
91	ASN Key West LLC	Delaware
92	ASN Lake Mendota Investments LLC	Delaware
93	ASN Murray Hill LLC	Delaware
94	ASN Park Essex LLC	Delaware
95	ASN Quarry Hills LLC	Delaware
96	ASN San Mateo GP LLC	Delaware
97	ASN San Mateo Holdings GP LLC	Delaware
98	ASN San Mateo LP	Delaware
99	ASN Santa Clara GP LLC	Delaware
100	ASN Santa Clara LP	Delaware
101	ASN Santa Clara Mezz GP LLC	Delaware
102	ASN Santa Clara Mezz LP	Delaware
103	ASN Santa Monica GP LLC	Delaware
104	ASN Santa Monica LP	Delaware
105	ASN Santa Monica Mezz GP LLC	Delaware
106	ASN Santa Monica Mezz LP	Delaware
107	ASN Watertown LLC	Delaware

108	ASN Westmont LLC	Delaware
109	ASN Wisconsin Place (Residential) LLC	Delaware
110	ASN Wisconsin Place (Retail) LLC	Delaware
111	Azure Mission Bay Owners Association	California
112	BEL-EQR II Limited Partnership	Illinois
113	BEL-EQR II, L.L.C.	Delaware
114	Belleview Station Block A Condominium Association, Inc.	Colorado
115	Brookside Place Associates, L.P.	California
116	Brookside Place G.P. Corp.	Delaware
117	Canyon Creek Village Associates, L.P.	California
118	Canyon Creek Village G.P. Corp.	Delaware
119	Carrollwood Place Limited Partnership	Texas
120	Cedar Crest General Partnership	Illinois
121	Charles River Park "D" Company	Massachusetts
122	Cobblestone Village Community Rentals, L.P.	California
123	Cobblestone Village G.P. Corp.	Delaware
124	Country Oaks Associates, L.P.	California
125	Country Oaks G.P. Corp.	Delaware
126	Country Ridge General Partnership	Illinois
127	CRICO of Fountain Place Limited Partnership	Minnesota
128	CRICO of Ocean Walk Limited Partnership	Florida
129	CRP Service Company, L.L.C.	Delaware
130	Deerfield Associates, L.P.	California
131	Duxford Insurance Company, LLC	Vermont
132	Duxford LLC	Delaware
133	EC-Belle Arts, L.L.C.	Delaware
134	EC-Mission Verde, LLC	Delaware
135	EC-Mission Verde, LP	Delaware
136	Edgewater Community Rentals, L.P.	California
137	Edgewater G.P. Corp.	Delaware
138	E-Lodge Associates Limited Partnership	Illinois
139	EQR - Briarwood Limited Partnership	California
140	EQR (1999) Master Limited Liability Company	Delaware
141	EQR (1999) Towers LLC	Delaware
142	EQR Chase Knolls Lender LLC	Delaware
143	EQR No. One Master Limited Partnership	Delaware
144	EQR No. Two Master Limited Partnership	Delaware
145	EQR/KB California RCI LLC	Delaware
146	EQR/Lincoln Guaranty Credit Limited Partnership	Delaware
147	EQR/Lincoln RCI Southeast LLC	Delaware
148	EQR-1250 Cherokee LLC	Delaware
149	EQR-12th & Massachusetts, LLC	Delaware
150	EQR-140 Riverside, LLC	Delaware
151	EQR-1500 Mass, LLC	Delaware
152	EQR-160 Riverside, LLC	Delaware
153	EQR-175 Kent Avenue A, LLC	Delaware
154	EQR-175 Kent Avenue B, LLC	Delaware
155	EQR-1776 Broadway LLC	Delaware
156	EQR-180 Riverside, LLC	Delaware
157	EQR-200 Quannapowitt Member LLC	Delaware
158	EQR-228 West 71st, LLC	Delaware
159	EQR-2400 Residential, L.L.C.	Delaware
160	EQR-249 Third Street LLC	Delaware
161	EQR-250 Everett Member LLC	Delaware
162	EQR-2850 Kelvin GP LLC	Delaware
163	EQR-2850 Kelvin LP	Delaware

164	EQR-3 WPD Member LLC	Delaware
165	EQR-315 on A Apartments LLC	Delaware
166	EQR-320 Pine, LLC	Delaware
167	EQR-3701 Continuum Court LLC	Delaware
168	EQR-400 PAS, LLC	Delaware
169	EQR-401 Massachusetts, LLC	Delaware
170	EQR-41 West 86th, LLC	Delaware
171	EQR-4111 South Via Marina GP LLC	Delaware
172	EQR-4111 South Via Marina LP	Delaware
173	EQR-425 Massachusetts, LLC	Delaware
174	EQR-4th & Hill GP LLC	Delaware
175	EQR-4th & Hill LP	Delaware
176	EQR-50 West 77th, LLC	Delaware
177	EQR-600 Washington, L.L.C.	Delaware
178	EQR-680 Berendo A LP	Delaware
179	EQR-680 Berendo GP A LLC	Delaware
180	EQR-680 Berendo GP LLC	Delaware
181	EQR-680 Berendo LP	Delaware
182	EQR-688 Berendo GP LLC	Delaware
183	EQR-688 Berendo LP	Delaware
184	EQR-71 Broadway, LLC	Delaware
185	EQR-77 Park Ave Hoboken Owner LLC	Delaware
186	EQR-77 Park Avenue LLC	Delaware
187	EQR-855 Brannan GP LLC	Delaware
188	EQR-855 Brannan LP	Delaware
189	EQR-9th & W Member LLC	Delaware
190	EQR-Academy Village Limited Partnership	Delaware
191	EQR-Academy Village SPE, L.L.C.	Delaware
192	EQR-Acappella Pasadena GP, LLC	Delaware
193	EQR-Acappella Pasadena Limited Partnership	Delaware
194	EQR-Acquisitions GP, LLC	Delaware
195	EQR-Acquisitions, LP	Delaware
196	EQR-Aerwave Holding LLC	Delaware
197	EQR-Alameda Block 9 EHC LLC	Delaware
198	EQR-Alameda Block 9 GP LLC	Delaware
199	EQR-Alameda Block 9 LP	Delaware
200	EQR-Alcyone Apartments, LLC	Delaware
201	EQR-Alexandria, L.L.C.	Delaware
202	EQR-Alloy Sunnyside Member LLC	Delaware
203	EQR-Apartment Holding Co., Inc.	New York
204	EQR-Apartment Holding LLC	Delaware
205	EQR-Arbour Square LLC	Delaware
206	EQR-Arches Limited Partnership	Delaware
207	EQR-Arches, LLC	Delaware
208	EQR-Archstone TM Holder, LLC	Delaware
209	EQR-ArtCapLoan, L.L.C.	Delaware
210	EQR-Artisan on Second Limited Partnership	Delaware
211	EQR-Artisan on Second, LLC	Delaware
212	EQR-Avanti, L.L.C.	Delaware
213	EQR-Avanti, L.P.	Delaware
214	EQR-Aventine LLC	Delaware
215	EQR-Ayla Stonebriar GP LLC	Delaware
216	EQR-Ayla Stonebriar LP	Delaware
217	EQR-Back Bay Manor, LLC	Delaware
218	EQR-Baxter LLC	Delaware
219	EQR-Bay Hill Conversion, LLC	Delaware

220	EQR-Bay Hill, LP	Delaware
221	EQR-Beatrice, LLC	Delaware
222	EQR-Bella Vista California GP, LLC	Delaware
223	EQR-Bella Vista California, LP	Delaware
224	EQR-Belle Fontaine Limited Partnership	Delaware
225	EQR-Belle Fontaine, LLC	Delaware
226	EQR-Bilt Holding LLC	Delaware
227	EQR-Bishop LLC	Delaware
228	EQR-Bond Partnership	Georgia
229	EQR-Braintree, L.L.C.	Delaware
230	EQR-Breakwater Marina GP LLC	Delaware
231	EQR-Breakwater Marina LP	Delaware
232	EQR-Briarwood GP Limited Partnership	California
233	EQR-Briarwood GP, LLC	Delaware
234	EQR-Bridle Trails Member LLC	Delaware
235	EQR-Brodie LLC	Delaware
236	EQR-Brookdale Village, L.L.C.	Delaware
237	EQR-C on Pico GP, LLC	Delaware
238	EQR-C on Pico, LP	Delaware
239	EQR-Cadastral Holding LLC	Delaware
240	EQR-Camber Holding LLC	Delaware
241	EQR-Carmel Terrace Vistas, Inc.	Illinois
242	EQR-Cascade, LLC	Delaware
243	EQR-Cedar Ridge GP, L.L.C.	Delaware
244	EQR-Cedar Ridge Limited Partnership	Illinois
245	EQR-Centennial Court, L.L.C.	Delaware
246	EQR-Centennial Tower, L.L.C.	Delaware
247	EQR-Chase, LLC	Delaware
248	EQR-Chelsea Square GP Limited Partnership	Washington
249	EQR-Chelsea Square Limited Partnership	Washington
250	EQR-Chelsea, LLC	Delaware
251	EQR-Chickasaw Crossing, Inc.	Illinois
252	EQR-Chickasaw Crossing, L.L.C.	Delaware
253	EQR-Chinatown Gateway LP	Delaware
254	EQR-Chinatown Gateway, L.L.C.	Delaware
255	EQR-Chloe LLC	Delaware
256	EQR-Church Corner, L.L.C.	Delaware
257	EQR-City Pointe Limited Partnership	Delaware
258	EQR-City Pointe, LLC	Delaware
259	EQR-Clarendon, LLC	Delaware
260	EQR-Cliffwalk, LLC	Delaware
261	EQR-Crest at Park Central GP LLC	Delaware
262	EQR-Crest at Park Central LP	Delaware
263	EQR-Cupertino GP LLC	Delaware
264	EQR-Cupertino LP	Delaware
265	EQR-Dalton LLC	Delaware
266	EQR-Dartmouth Woods General Partnership	Illinois
267	EQR-Deep Ellum GP LLC	Delaware
268	EQR-Deep Ellum LP	Delaware
269	EQR-Deerfield GP LLC	Delaware
270	EQR-Deerwood Vistas, Inc.	Illinois
271	EQR-Del Lago Vistas, Inc.	Illinois
272	EQR-Del Mar Ridge GP, LLC	Delaware
273	EQR-Del Mar Ridge, LP	Delaware
274	EQR-Denver REIT LLC	Delaware
275	EQR-Denver REIT Shareholder LLC	Delaware

276	EQR-District Holding, LLC	Delaware
277	EQR-Drexel LLC	Delaware
278	EQR-Dupont Corcoran, LLC	Delaware
279	EQR-East 27th Street Apartments, LLC	Delaware
280	EQR-Edgemoor LLC	Delaware
281	EQR-Eleve GP, LLC	Delaware
282	EQR-Eleve, LP	Delaware
283	EQR-Elise Holding LLC	Delaware
284	EQR-Emerald Place Financing Limited Partnership	Illinois
285	EQR-Emerson LLC	Delaware
286	EQR-Emeryville GP LLC	Delaware
287	EQR-Emeryville LP	Delaware
288	EQR-Encore Limited Partnership	Delaware
289	EQR-Encore, LLC	Delaware
290	EQR-Ennis Member LLC	Delaware
291	EQR-Enterprise Holdings, LLC	Delaware
292	EQR-EOI Financing Limited Partnership	Illinois
293	EQR-Essex Place Financing Limited Partnership	Illinois
294	EQR-EWR Holding, LP	Delaware
295	EQR-Exchange, LLC	Delaware
296	EQR-Eye Street, LLC	Delaware
297	EQR-Fairfax Corner, L.L.C.	Delaware
298	EQR-Fairfax Ridge LLC	Delaware
299	EQR-Fairfield Member LLC	Delaware
300	EQR-Fairfield, L.L.C.	Delaware
301	EQR-Falls at Forsyth LLC	Delaware
302	EQR-Fancap 2000A Limited Partnership	Illinois
303	EQR-Fancap 2000A, L.L.C.	Delaware
304	EQR-Fankey 2004 Limited Partnership	Illinois
305	EQR-Fankey 2004, L.L.C.	Delaware
306	EQR-Fanwell 2007 GP, LLC	Delaware
307	EQR-Fanwell 2007 Limited Partnership	Delaware
308	EQR-Fifth Wall LLC	Delaware
309	EQR-Fine Arts Berkeley Limited Partnership	Delaware
310	EQR-Fitzsimons LLC	Delaware
311	EQR-Flatlands, L.L.C.	Delaware
312	EQR-FlexCO LLC	Delaware
313	EQR-Flora GP LLC	Delaware
314	EQR-Flora LP	Delaware
315	EQR-Foundry Member, LLC	Delaware
316	EQR-Fremont GP LLC	Delaware
317	EQR-Fremont LP	Delaware
318	EQR-Fresca 2009 GP, LLC	Delaware
319	EQR-Fresca 2009 Limited Partnership	Delaware
320	EQR-FW II Holding LLC	Delaware
321	EQR-FW III ES Holding LLC	Delaware
322	EQR-FW III LS Holding LLC	Delaware
323	EQR-FWCT Holding LLC	Delaware
324	EQR-FWCT Loop Holding LLC	Delaware
325	EQR-Gateway at Malden Center, LLC	Delaware
326	EQR-Girard LLC	Delaware
327	EQR-GLO Apartments Limited Partnership	Delaware
328	EQR-GLO Apartments, LLC	Delaware
329	EQR-GLO Low Income Limited Partnership	Delaware
330	EQR-Gowanus Development LLC	Delaware
331	EQR-Great Sky LLC	Delaware

332	EQR-Hampshire Place Conversion, LLC	Delaware
333	EQR-Hampshire Place, LP	Delaware
334	EQR-Harbor Steps Member, L.L.C.	Delaware
335	EQR-Harbor Steps, L.L.C.	Delaware
336	EQR-Heights at Perimeter Center LLC	Delaware
337	EQR-Heights on Capitol Hill LLC	Delaware
338	EQR-Helix LLC	Delaware
339	EQR-Heritage Ridge, L.L.C.	Delaware
340	EQR-Heritage Ridge, L.P.	Delaware
341	EQR-HHC 1&2 GP, LLC	Delaware
342	EQR-HHC 1&2, LP	Delaware
343	EQR-Hikari Apartments, LP	California
344	EQR-Hikari GP, LLC	Delaware
345	EQR-Hikari Landlord, LP	California
346	EQR-Hikari Low-Income, LP	Delaware
347	EQR-Hillside Limited Partnership	Delaware
348	EQR-Hillside, LLC	Delaware
349	EQR-Holding, LLC	Delaware
350	EQR-Holding, LLC2	Delaware
351	EQR-Hudson Crossing, LLC	Delaware
352	EQR-Hudson Pointe, L.L.C.	Delaware
353	EQR-Huxley GP LLC	Delaware
354	EQR-Huxley LP	Delaware
355	EQR-Hyattsville, LLC	Delaware
356	EQR-Iris O4W LLC	Delaware
357	EQR-Ivory Wood, L.L.C.	Delaware
358	EQR-Jade Beeler Park Investments LLC	Delaware
359	EQR-Jade Beeler Park LLC	Delaware
360	EQR-Jade Beeler Park Member LLC	Delaware
361	EQR-Joyce on Pentagon Row, LLC	Delaware
362	EQR-Juniper Sandy Springs LLC	Delaware
363	EQR-Kelvin Court, LLC	Delaware
364	EQR-Kenwood Mews GP LLC	Delaware
365	EQR-Kenwood Mews LP	Delaware
366	EQR-Kia Ora Park GP LLC	Delaware
367	EQR-Kia Ora Park LP	Delaware
368	EQR-Kilby GP LLC	Delaware
369	EQR-Kilby LP	Delaware
370	EQR-La Terrazza at Colma Station GP, LLC	Delaware
371	EQR-La Terrazza at Colma Station Limited Partnership	Delaware
372	EQR-Lane LLC	Delaware
373	EQR-Ledges LLC	Delaware
374	EQR-Legacy Holdings JV Member, LLC	Delaware
375	EQR-Lessen Holding LLC	Delaware
376	EQR-Lex Alpharetta LLC	Delaware
377	EQR-Lexford Lender, L.L.C.	Delaware
378	EQR-Liberty Tower, LLC	Delaware
379	EQR-Lincoln Braintree, L.L.C.	Delaware
380	EQR-Lincoln Laguna Clara L.P.	Delaware
381	EQR-Lincoln Santa Clara L.L.C.	Delaware
382	EQR-Lindley Limited Partnership	Delaware
383	EQR-Lindley, LLC	Delaware
384	EQR-Lodge (OK) GP Limited Partnership	Illinois
385	EQR-Lofts at Perimeter Center LLC	Delaware
386	EQR-Louise MF A GP LLC	Delaware
387	EQR-Louise MF A LP	Delaware

388	EQR-Louise MF GP LLC	Delaware
389	EQR-Louise MF LP	Delaware
390	EQR-Louise TH GP LLC	Delaware
391	EQR-Louise TH LP	Delaware
392	EQR-Luna Upper Westside LLC	Delaware
393	EQR-Lyric Sugar Hill LLC	Delaware
394	EQR-Madison & Henry, L.L.C.	Delaware
395	EQR-Madison LLC	Delaware
396	EQR-Madox LLC	Delaware
397	EQR-Mantena, LLC	Delaware
398	EQR-Mara GP LLC	Delaware
399	EQR-Mara LP	Delaware
400	EQR-Marina Del Rey-I GP LLC	Delaware
401	EQR-Marina Del Rey-I Limited Partnership	Delaware
402	EQR-Marina Del Rey-II GP LLC	Delaware
403	EQR-Marina Del Rey-II Limited Partnership	Delaware
404	EQR-Mark on 8th LLC	Delaware
405	EQR-Mark on 8th Mezz LLC	Delaware
406	EQR-Market Street Landing, LLC	Delaware
407	EQR-Market Village Conversion, LLC	Delaware
408	EQR-Market Village, LP	Delaware
409	EQR-Marshfield Commerce Way Member LLC	Delaware
410	EQR-MET CA Financing Limited Partnership	Illinois
411	EQR-Metro on First LLC	Delaware
412	EQR-MHL McCaslin Hidden Lakes, LLC	Texas
413	EQR-Midnight Rodeo Member LLC	Delaware
414	EQR-Milehouse LLC	Delaware
415	EQR-Mill Creek, L.L.C.	Delaware
416	EQR-Millikan Avenue GP, LLC	Delaware
417	EQR-Millikan Avenue, LP	Delaware
418	EQR-Milo LLC	Delaware
419	EQR-Mission Bay Block 13 Limited Partnership	Delaware
420	EQR-Mission Bay Block 13, LLC	Delaware
421	EQR-MLP 1, L.L.C.	Delaware
422	EQR-MLP 2, L.L.C.	Delaware
423	EQR-Moda, LLC	Delaware
424	EQR-Montclair Reserve, LLC	Delaware
425	EQR-Montclair, LLC	Delaware
426	EQR-Montierra GP LLC	Delaware
427	EQR-Montierra LP	Delaware
428	EQR-Mountain View GP LLC	Delaware
429	EQR-Mountain View LP	Delaware
430	EQR-MR McCaslin Riverhill, LLC	Texas
431	EQR-Navitas III LLC	Delaware
432	EQR-Navitas IV LLC	Delaware
433	EQR-Navitas LLC	Delaware
434	EQR-NEW LLC	Delaware
435	EQR-NEW LLC3	Maryland
436	EQR-Next on Sixth GP LLC	Delaware
437	EQR-Next on Sixth LP	Delaware
438	EQR-Nine Mile LLC	Delaware
439	EQR-North Ninth II LLC	Delaware
440	EQR-North Ninth LLC	Delaware
441	EQR-North Pier, L.L.C.	Delaware
442	EQR-Northpark Limited Partnership	Delaware
443	EQR-Northpark, LLC	Delaware

444	EQR-Notch LLC	Delaware
445	EQR-Notch Mezz LLC	Delaware
446	EQR-Oak Park Limited Partnership	Delaware
447	EQR-Old Town Lofts LLC	Delaware
448	EQR-Olivian at the Realm GP LLC	Delaware
449	EQR-Olivian at the Realm LP	Delaware
450	EQR-One Henry Adams GP LLC	Delaware
451	EQR-One Henry Adams LP	Delaware
452	EQR-Osprey LLC	Delaware
453	EQR-Pacific Place, LLC	Delaware
454	EQR-Pacific Place, LP	Delaware
455	EQR-Packard LLC	Delaware
456	EQR-Palm Harbor, L.L.C.	Delaware
457	EQR-Parallel Residual JV 2 Member, LLC	Delaware
458	EQR-Parc on Powell GP LLC	Delaware
459	EQR-Parc on Powell LP	Delaware
460	EQR-Park Place I General Partnership	Illinois
461	EQR-Park Place II General Partnership	Illinois
462	EQR-Park West (CA) Vistas, Inc.	Illinois
463	EQR-Parkside Limited Partnership	Texas
464	EQR-Pearl LLC	Delaware
465	EQR-PEF 3 GP LLC	Delaware
466	EQR-PEF 3 Holding LP	Delaware
467	EQR-PEF 3 LLC	Delaware
468	EQR-PEF GP LLC	Delaware
469	EQR-PEF Holding LP	Delaware
470	EQR-PEF LLC	Delaware
471	EQR-Pegasus Apartments, LP	Delaware
472	EQR-Penman LLC	Delaware
473	EQR-Pershing, LLC	Delaware
474	EQR-Playa Del Rey GP LLC	Delaware
475	EQR-Playa Del Rey LP	Delaware
476	EQR-Potrero GP LLC	Delaware
477	EQR-Potrero LP	Delaware
478	EQR-Prado GP LLC	Delaware
479	EQR-Prado LP	Delaware
480	EQR-Prime, L.L.C.	Delaware
481	EQR-Prospect Towers Phase II LLC	Delaware
482	EQR-Providence LLC	Delaware
483	EQR-QRS Highline Oaks, Inc.	Illinois
484	EQR-Radius Uptown LLC	Delaware
485	EQR-Ranch at Fossil Creek, L.L.C.	Delaware
486	EQR-Ranch at Fossil Creek, L.P.	Texas
487	EQR-REBA Holding LLC	Delaware
488	EQR-Redmond Way Mezz LLC	Delaware
489	EQR-Redmond Way, LLC	Delaware
490	EQR-Rehab Master GP, L.L.C.	Delaware
491	EQR-Rehab Master Limited Partnership	Delaware
492	EQR-Remy Member LLC	Delaware
493	EQR-Reserve at Burlington LLC	Delaware
494	EQR-Reserve at Eisenhower LLC	Delaware
495	EQR-Reserve at Summit Crossing LLC	Delaware
496	EQR-Reserve Square Limited Partnership	Illinois
497	EQR-Residual JV Member, LLC	Delaware
498	EQR-RIA TRS LLC	Delaware
499	EQR-Rianna, LLC	Delaware

500	EQR-Richmond Row LLC	Delaware
501	EQR-RID SP, L.L.C.	Delaware
502	EQR-Ridgewood Village GP LLC	Delaware
503	EQR-Ridgewood Village LP	Delaware
504	EQR-Riva Terra I GP LLC	Delaware
505	EQR-Riva Terra I LP	Delaware
506	EQR-Riva Terra II GP LLC	Delaware
507	EQR-Riva Terra II LP	Delaware
508	EQR-River Park Limited Partnership	Illinois
509	EQR-Rivercrest Member LLC	Delaware
510	EQR-Riverpark, LLC	Delaware
511	EQR-Rivington LLC	Delaware
512	EQR-Runwise Holding LLC	Delaware
513	EQR-Sakura Apartments, LP	California
514	EQR-Sakura GP, LLC	Delaware
515	EQR-Sakura Landlord, LP	California
516	EQR-Sakura Low-Income, LP	Delaware
517	EQR-Saxton LLC	Delaware
518	EQR-Second and Pine, LLC	Delaware
519	EQR-Shady Grove, LLC	Delaware
520	EQR-Siena Terrace, LP	Delaware
521	EQR-SightPlan Holding LLC	Delaware
522	EQR-Silver Spring Gateway Residential, LLC	Delaware
523	EQR-Silver Spring Gateway, LLC	Delaware
524	EQR-Silver Spring Residential Associates, LLC	Delaware
525	EQR-Sixes Ridge LLC	Delaware
526	EQR-Skyhouse South LLC	Delaware
527	EQR-Skylark Limited Partnership	Delaware
528	EQR-Skyview GP, LLC	Delaware
529	EQR-Skyview, LP	Delaware
530	EQR-SLP II LLC	Delaware
531	EQR-SLP LLC	Delaware
532	EQR-Soma II GP LLC	Delaware
533	EQR-Soma II LP	Delaware
534	EQR-Sombra 2008 GP, LLC	Delaware
535	EQR-Sombra 2008 Limited Partnership	Delaware
536	EQR-South City Station GP LLC	Delaware
537	EQR-South City Station LP	Delaware
538	EQR-South Plainfield I, L.P.	Delaware
539	EQR-South Plainfield, L.L.C.	Delaware
540	EQR-South Shore GP LLC	Delaware
541	EQR-Southwood GP Limited Partnership	California
542	EQR-Southwood LP I Limited Partnership	California
543	EQR-Southwood LP II Limited Partnership	California
544	EQR-Springline LLC	Delaware
545	EQR-Square One LLC	Delaware
546	EQR-Square One Member LLC	Delaware
547	EQR-St Johns GP LLC	Delaware
548	EQR-St Johns LP	Delaware
549	EQR-Station 92 LLC	Delaware
550	EQR-Stillhouse Vinings LLC	Delaware
551	EQR-STOA GP LLC	Delaware
552	EQR-STOA LP	Delaware
553	EQR-Summit Crossing I LLC	Delaware
554	EQR-Summit Crossing II LLC	Delaware
555	EQR-SWN Line Financing Limited Partnership	Illinois

556	EQR-Tallman, LLC	Delaware
557	EQR-Tanasbourne Terrace Financing Limited Partnership	Illinois
558	EQR-Teresina Limited Partnership	Delaware
559	EQR-Teresina, LLC	Delaware
560	EQR-Terraces Limited Partnership	Delaware
561	EQR-Terraces, LLC	Delaware
562	EQR-The Cleo GP LLC	Delaware
563	EQR-The Cleo LP	Delaware
564	EQR-The Den LLC	Delaware
565	EQR-The Hesby LLC	Delaware
566	EQR-The Hesby LP	Delaware
567	EQR-The Oaks GP LLC	Delaware
568	EQR-The Oaks LP	Delaware
569	EQR-The Pier, L.L.C.	New Jersey
570	EQR-The Ridge, L.L.C.	Delaware
571	EQR-Theo LLC	Delaware
572	EQR-Toscana Apartments, LP	Delaware
573	EQR-Town Square at Millbrook, LLC	Delaware
574	EQR-Townhouse Gardens, LLC	Delaware
575	EQR-Townhouse Gardens, LP	Delaware
576	EQR-Townhouse Plaza, LLC	Delaware
577	EQR-Townhouse Plaza, LP	Delaware
578	EQR-Trailwinds GP LLC	Delaware
579	EQR-Trailwinds LP	Delaware
580	EQR-Troy LLC	Delaware
581	EQR-Union at Carrollton GP LLC	Delaware
582	EQR-Union at Carrollton LP	Delaware
583	EQR-Urban Renewal 77 Hudson Street, L.L.C.	New Jersey
584	EQR-Urban Renewal Jersey City, L.L.C.	New Jersey
585	EQR-Uwajimaya Village, L.L.C.	Delaware
586	EQR-Valencia GP LLC	Delaware
587	EQR-Valencia Limited Partnership	Delaware
588	EQR-Valley Park South Financing Limited Partnership	Illinois
589	EQR-Vantage GP LLC	Delaware
590	EQR-Vantage LP	Delaware
591	EQR-Veloce, LLC	Delaware
592	EQR-Venn at Main A LLC	Delaware
593	EQR-Venn at Main B LLC	Delaware
594	EQR-Venn at Main LLC	Delaware
595	EQR-Versailles Limited Partnership	Delaware
596	EQR-Versailles, LLC	Delaware
597	EQR-Victor, L.L.C.	Delaware
598	EQR-Victor, L.P.	Delaware
599	EQR-View at Woodstock LLC	Delaware
600	EQR-Villa Solana Vistas, Inc.	Illinois
601	EQR-Vintage I, L.P.	Delaware
602	EQR-Vintage II, L.L.C.	Delaware
603	EQR-Virginia Square LLC	Delaware
604	EQR-Walden Park, LLC	Delaware
605	EQR-Warwick LP	Delaware
606	EQR-Waterfall, L.L.C.	Delaware
607	EQR-Watermarke I, LLC	Delaware
608	EQR-Watermarke II, LLC	Delaware
609	EQR-Watson General Partnership	Illinois
610	EQR-Weaver GP LLC	Delaware
611	EQR-Weaver LP	Delaware

612	EQR-Wellfan 2008 GP, LLC	Delaware
613	EQR-Wellfan 2008 Limited Partnership	Delaware
614	EQR-Wellington Hill Financing Limited Partnership	Illinois
615	EQR-Wellington, L.L.C.	Delaware
616	EQR-West Coast Portfolio GP, LLC	Delaware
617	EQR-West End Asteria LLC	Delaware
618	EQR-West End Vesta LLC	Delaware
619	EQR-West End Villas LLC	Delaware
620	EQR-West Seattle, LLC	Delaware
621	EQR-Westerly GP LLC	Delaware
622	EQR-Westerly LP	Delaware
623	EQR-Westside GP LLC	Delaware
624	EQR-Westside LP	Delaware
625	EQR-White Fence Farm LLC	Delaware
626	EQR-Woodland Park A Limited Partnership	Delaware
627	EQR-Woodland Park A, LLC	Delaware
628	EQR-Woodland Park B Limited Partnership	Delaware
629	EQR-Woodland Park B, LLC	Delaware
630	EQR-Woodland Park C Limited Partnership	Delaware
631	EQR-Woodland Park C, LLC	Delaware
632	EQR-Woodland Park Limited Partnership	Delaware
633	EQR-Woodland Park, LLC	Delaware
634	EQR-Woodleaf Apartments GP, LLC	Delaware
635	EQR-Woodleaf Apartments, LP	Delaware
636	EQR-WP Holding LLC	Delaware
637	EQR-Zephyr LLC	Delaware
638	Equity Corporate Housing, Inc.	Ohio
639	Equity Residential Foundation	Illinois
640	Equity Residential Management, L.L.C.	Delaware
641	Equity Residential Properties Management Corp.	Delaware
642	Equity Residential Properties Management Corp. II	Delaware
643	Equity Residential Properties Management Corp. Protective Trust II	Delaware
644	Equity Residential REIT Services II, Inc.	Delaware
645	Equity Residential REIT Services Inc.	Delaware
646	Equity Residential Services II, LLC	Illinois
647	Equity Residential Services, L.L.C.	Delaware
648	Equity-Tasman Apartments LLC	Delaware
649	ERP Holding Co., Inc.	Delaware
650	ERP Operating Limited Partnership	Illinois
651	ERP-New England Program, L.L.C.	Delaware
652	ERP-QRS Arbors, Inc.	Illinois
653	ERP-QRS BS, Inc.	Illinois
654	ERP-QRS Cedar Ridge, Inc.	Illinois
655	ERP-QRS Country Club II, Inc.	Illinois
656	ERP-QRS Country Ridge, Inc.	Illinois
657	ERP-QRS CPRT II, Inc.	Illinois
658	ERP-QRS Essex Place, Inc.	Illinois
659	ERP-QRS Fairfield, Inc.	Illinois
660	ERP-QRS Flatlands, Inc.	Illinois
661	ERP-QRS Georgian Woods Annex, Inc.	Illinois
662	ERP-QRS Glenlake Club, Inc.	Illinois
663	ERP-QRS Grove L.P., Inc.	Illinois
664	ERP-QRS Lincoln, Inc.	Delaware
665	ERP-QRS Lodge (OK), Inc.	Illinois
666	ERP-QRS Magnum, Inc.	Illinois
667	ERP-QRS MET CA, Inc.	Illinois

668	ERP-QRS Northampton I, Inc.	Illinois
669	ERP-QRS Sonterra at Foothills Ranch, Inc.	Illinois
670	ERP-QRS SWN Line, Inc.	Illinois
671	ERP-QRS Towne Centre III, Inc.	Illinois
672	ERP-QRS Towne Centre IV, Inc.	Illinois
673	ERP-Southeast Properties, L.L.C.	Georgia
674	ET 400 PAS, LLC	Delaware
675	Evans Withycombe Residential, L.P.	Delaware
676	Feather River Community Rentals, L.P.	California
677	Feather River G.P. Corp.	Delaware
678	Florida Partners G.P.	Illinois
679	Fort Lewis SPE, Inc.	Delaware
680	Geary Courtyard Associates	California
681	Georgian Woods Annex Associates	Maryland
682	Governor's Green I Trust	Delaware
683	Governor's Green II Trust	Delaware
684	Governor's Green III Trust	Delaware
685	GPT-929 House, LLC	Delaware
686	GPT-Abington Land, LLC	Delaware
687	Grove Operating, L.P.	Delaware
688	Guilford Company, Inc.	Alabama
689	Hidden Lake Associates, L.P.	California
690	Hidden Lake G.P. Corp.	Delaware
691	Hunter's Glen General Partnership	Illinois
692	Kelvin Court Limited Partnership	Delaware
693	Lakeview Community Rentals, L.P.	California
694	Lakeview G.P. Corp.	Delaware
695	Lakewood Community Rentals G.P. Corp.	Delaware
696	Lakewood Community Rentals, L.P.	California
697	Lantern Cove Associates, L.P.	California
698	Lantern Cove G.P. Corp.	Delaware
699	Lawrence Downtown Holdings, LLC	Delaware
700	Lawrence Street Borrower, LLC	Delaware
701	Lawrence Street Partners, LLC	Delaware
702	Legacy Holdings JV, LLC	Delaware
703	Lenox Place Limited Partnership	Texas
704	Lexford Guilford, Inc.	Ohio
705	Lexford Partners, L.L.C.	Ohio
706	Lexford Properties, L.P.	Ohio
707	Linear Park, Inc.	California
708	Lofts 590 LLC	Delaware
709	Longview Place, LLC	Delaware
710	Mission Verde Condominium Homeowners Association	California
711	ML Tennessee Apartments LP	Georgia
712	Mozaic Loan Acquisition, LP	Delaware
713	Multifamily Portfolio LP Limited Partnership	Delaware
714	Multifamily Portfolio Partners, Inc.	Delaware
715	North Pier L.L.C.	Delaware
716	OEC Holdings LLC	Delaware
717	One Henry Adams Owners Association	California
718	PC21 Investments, Inc.	Delaware
719	Potrero 1010 Owners Association	California
720	Prince George's Metro Apartments, LLC	Delaware
721	Purcel Woodward and Ames, L.L.C.	New York
722	QRS-ArtCapLoan, Inc.	Illinois
723	QRS-Bond, Inc.	Illinois

724	QRS-Emerald Place GP, Inc.	Delaware
725	QRS-Employer, Inc.	Delaware
726	QRS-Fancap 2000A, Inc.	Illinois
727	QRS-Greentree I, Inc.	Illinois
728	QRS-LLC, Inc.	Illinois
729	QRS-RWE, Inc.	Texas
730	QRS-Siena Terrace, Inc.	Illinois
731	QRS-Summit Center, Inc.	Illinois
732	QRS-Towers at Portside, Inc.	Illinois
733	QRS-Warwick, Inc.	Illinois
734	QRS-Waterfall, Inc.	Illinois
735	Quannapowitt Holdings, LLC	Delaware
736	Quannapowitt Sponsor, LLC	Delaware
737	Redwood Shores Owners Association	California
738	Residential Insurance Agency, LLC	Delaware
739	Riverpark Redmond Condominium Association	Washington
740	Rosehill Pointe General Partnership	Illinois
741	Schooner Bay I Associates, L.P.	California
742	Schooner Bay I G.P. Corp.	Delaware
743	Schooner Bay II Associates, L.P.	California
744	Schooner Bay II G.P. Corp.	Delaware
745	Second and Pine Owners Association	Washington
746	Second Country Club Associates Limited Partnership	Maryland
747	Sheffield Apartments, L.L.C.	Virginia
748	Smith Property Holdings 4411 Connecticut LLC	Delaware
749	Smith Property Holdings Alban Towers LLC	Delaware
750	Smith Property Holdings Columbia Road LP	Delaware
751	Smith Property Holdings Six (D.C.) LP	Delaware
752	Smith Property Holdings Three (D.C.) LP	Delaware
753	Smith Property Holdings Three LP	Delaware
754	Smith Property Holdings Van Ness LP	Delaware
755	Smith Property Holdings Water Park Towers LLC	Delaware
756	Smith Property Holdings Wilson LLC	Delaware
757	Smith Realty Company	Delaware
758	Songbird General Partnership	Illinois
759	South Shore Associates, L.P.	California
760	Sunny Oak Village General Partnership	Illinois
761	TB-EQR Midnight Rodeo GP LLC	Delaware
762	TB-EQR Midnight Rodeo Property Owner LP	Delaware
763	TB-EQR Rivercrest GP LLC	Delaware
764	TB-EQR Rivercrest Property Owner LP	Delaware
765	Temple Drive Mixed-Use Condominium Association, Inc.	Georgia
766	The Cleo Homeowners' Association	California
767	The Crossings Associates	Florida
768	The Landings Holding Company, L.L.C.	New Jersey
769	The Landings Urban Renewal Company, L.L.C.	New Jersey
770	The Realm Master Condominium Community, Inc.	Texas
771	The Veridian at Silver Spring Metro Owners Association, Inc.	Maryland
772	Towers at Portside Urban Renewal Company, L.L.C.	New Jersey
773	Vinings Club at Metrowest Limited Partnership	Texas
774	Vista Montana Park Homes LLC	Delaware
775	Wadlington Investments General Partnership	Illinois
776	Wadlington, Inc.	Illinois
777	Waterfield Square Associates, L.P.	California
778	Waterfield Square I G.P. Corp.	Delaware
779	Waterfield Square II G.P. Corp.	Delaware

780	Wellsford Warwick Corp.	Colorado
781	Westchester at Town Center (Borrower) GP LLC	Delaware
782	Westchester at Town Center (Borrower) LP	Delaware
783	Westchester at Town Center GP LLC	Delaware
784	Westchester at Town Center LP	Delaware
785	Western Hill Condominium Association	Washington
786	WHRP, Inc.	Maryland
787	Willow Creek Community Rentals, L.P.	California
788	Willow Creek G.P. Corp.	Delaware
789	Wisconsin Place Residential LLC	Delaware
790	Woodbine Properties	Missouri
791	WP Project Developer LLC	Delaware